                                                                   EXHIBIT 10.3


                            MASTER SERVICES AGREEMENT

         THIS AGREEMENT made the o day of June, 1999,

BETWEEN:

                  THE TORONTO-DOMINION BANK
                  (a Canadian chartered bank)
                  (hereinafter referred to as "TD Bank")

                                                            OF THE FIRST PART,

                                     - and -

                  TD WATERHOUSE GROUP, INC. , a corporation incorporated under the laws of the State of Delaware (hereinafter referred to as the "Company")

                                                            OF THE SECOND PART.

WHEREAS TD Bank, TD Securities Inc. ("TDSI") and the Company have entered into a series of agreements to (a) transfer to a newly-formed subsidiary of the Company, namely TD Waterhouse Securities (Canada), Inc., TDSI's Canadian discount brokerage business, brokerage and clearing business and assets and liabilities of TD Bank related to its provision of services to such businesses and (b) to transfer all of the stock of TD Bank's United Kingdom, Australia and Hong Kong discount broker subsidiaries to the Company, subject to and in accordance with the terms of those agreements;

AND WHEREAS TD Bank wishes to make available to Waterhouse Group and the Company wishes to make available to TD Group certain services;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, the mutual covenants and agreements hereinafter set forth and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties have agreed as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, including the recitals and the Exhibits and Schedules, unless the context otherwise requires:

(a) "AFFILIATE" means, as to any person, any other person which, directly or indirectly, Controls, is Controlled by or is under common Control with such person;

(b)      "CONTROL" means:

         (i) when applied to a relationship between a person and a corporation, the beneficial ownership by such person at the relevant time of shares of such corporation carrying more than the greater of 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation and the percentage of voting rights ordinarily exercisable at meetings of shareholders of such corporation that are sufficient to elect a majority of the directors of such corporation; and

         (ii) when applied to a relationship between a person and a partnership or joint venture, the beneficial ownership by such person at the relevant time of more than 50% of the ownership interest of the partnership or such joint venture in circumstances where it can reasonably be expected that such person directs the affairs of the partnership or joint venture;

(c) "CONTROLLED BY", "CONTROLLING" and similar words have corresponding meanings; provided that a person (the "first-mentioned person") who Controls a corporation, partnership or joint venture (the "second-mentioned person") shall be deemed to Control (i) a corporation, partnership or joint venture (the "third-mentioned person") which is Controlled by the second-mentioned person, (ii) a corporation, partnership or joint venture which is Controlled by the third-mentioned person, and (iii) so on;

(d) "DIRECTION AND ESCROW AGREEMENT REGARDING THE 1999 GREEN LINE REORGANIZATION" means the agreement entered into among TD Bank, TD Securities Inc., TD Waterhouse Securities (Canada), Inc. and the Company, dated the date hereof;

(e) "EFFECTIVE TIME" means the time of the Transfer of the Transferred Business and service operations as specified in the Direction and Escrow Agreement Regarding the 1999 Green Line Reorganization;

(f) "LOSSES" shall mean any losses, liabilities, claims, damages, costs, and expenses, including counsel's and accountant's fees, disbursements and court costs, judgements, fines and other amounts paid in settlement;

(g) "MEMBERS OF TD GROUP", "MEMBERS OF WATERHOUSE GROUP" or other similar phrase means one or more of the entities which comprise TD Group or Waterhouse Group, as applicable;

(h) "TD GROUP" means The Toronto-Dominion Bank and its Affiliates from time to time (including companies established or acquired after the date of this Agreement), but excluding Waterhouse Group; and

(i) "WATERHOUSE GROUP" means TD Waterhouse Group, Inc. and all persons which TD Waterhouse Group, Inc. Controls from time to time (including companies established or acquired after the date of this Agreement).

1.2      ARTICLE, SECTION, EXHIBIT AND SCHEDULE REFERENCES

         Except as otherwise expressly provided, a reference in this Agreement to an "Article", "section", "subsection", "paragraph", "Exhibit" or "Schedule" is a reference to an article, section, subsection, paragraph, exhibit or schedule of or to this Agreement.

1.3      INTERPRETATION NOT AFFECTED BY HEADINGS

         The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

1.4      INCLUDED WORDS

         When the context reasonably permits, words suggesting the singular shall be construed as suggesting the plural and vice versa, and words suggesting one gender shall be construed as suggesting other genders.

1.5      EXHIBITS

         The following Exhibits are attached to and form a part of this
         Agreement:

         Exhibit "A"              -       Services in Canada;

         Exhibit "B"       -       Services in United States of America;
         Exhibit "C"       -       Services in United Kingdom;
         Exhibit "D"       -       Services in Australia; and
         Exhibit "E"       -       Services in Hong Kong.



1.6      EFFECTIVE TIME OF AGREEMENT

         This Agreement is effective from and after the Effective Time.

1.7      REPLACEMENT OF PORTION OF THE 1996 SERVICE AGREEMENT

         The Company on behalf of TD Waterhouse Securities (Canada), Inc. confirms and agrees that the services to be provided to it hereunder by TD Bank and the provisions hereunder related thereto replace and supercede all services and provisions to which TD Waterhouse Securities (Canada), Inc. is entitled as an assignee of a portion of the benefits set out in the master service agreement made as of January 1, 1996 between TD Bank and TD Securities Inc. to the extent that they relate to the business of TD Waterhouse Securities (Canada), Inc.


                                    ARTICLE 2
                            SERVICES AND COMPENSATION

2.1      SERVICES PROVIDED

         (a) Upon the terms and subject to the conditions set forth in this Agreement, TD Group or Waterhouse Group, as the case may be, will provide or cause to be provided to the members of the other's Group, as applicable, (the "Service Receiver") the services (collectively, the "Services" and individually, a "Service") set forth in Exhibits A through E (including any schedules to such exhibits or other exhibits as may be added to this Agreement by amendment from time to time) attached hereto and incorporated herein by reference (collectively, the "Exhibits" and individually, an "Exhibit"). The member of TD Group or Waterhouse Group providing a Service is herein referred to as the "Service Provider". Each Service shall be subject to the terms identified in the Exhibit related thereto. In the event any Service is terminated, this master services agreement (the "Agreement") shall remain in effect, unless otherwise terminated as provided in
                  Section 6.1 hereof. In the event of any conflict between the terms of this Agreement and any Exhibit, the terms of this Agreement shall govern, unless the terms of such Exhibit are expressly stated to override the terms of this Agreement.

         (b) In addition, a member of Waterhouse Group may request that a member of TD Group expand, terminate or otherwise modify existing Services provided by such member of TD Group or provide additional services, and a member of TD Group may request that a member of Waterhouse Group expand, terminate or otherwise modify existing Services provided by such member of Waterhouse Group or provide additional services. Subject to agreement on the appropriate compensation, which will be based on the principles set out in Section 2.3 hereof, a member of TD Group will agree to provide expanded, modified or additional services to a member of Waterhouse Group where such services were provided by such member of TD Group to such member of Waterhouse Group (and vice-versa) within the year immediately preceding the execution of this Agreement. With respect to any other services, the parties will discuss, without obligation, such expansion or modification of Services or provision of additional services and an appropriate charge for such services. Upon the request of a Service Receiver, a Service Provider shall agree to terminate a Service on 90 days' advance notice, subject to agreement on an appropriate reduction in the compensation payable hereunder. Any agreement to expand, modify or terminate a Service or add an additional service shall be implemented by an amendment to this Agreement or its Exhibits, as applicable, in accordance with Section
                  7.10 hereof.

2.2      PERFORMANCE OF SERVICES

         (a) A Service Provider shall perform Services with the same degree of care, skill and prudence customarily exercised by it for its own operations. In the event a Service Provider changes the degree of care, skill and prudence customarily exercised for its own operations, the Services performed by it hereunder may be modified by such Service Provider to meet its revised internal performance standards for the Services it provides hereunder.

         (b) Each party acknowledges that the Services will be provided with respect to the business of a Service Receiver and all other members of its Group as such business exists as of the time of closing of the initial offering to the public of common shares in the capital stock of the Company or as otherwise mutually agreed by the parties. Each Service Receiver agrees to use the Services in accordance with all applicable federal, provincial, state and local laws, regulations and tariffs and in accordance with reasonable conditions, rules, regulations and specifications which are or may be set forth in any manuals, materials, documents or instructions of the Service Provider. Each Service Provider reserves the right to take all actions in order to assure the Services provided by it are provided in accordance with any applicable laws, regulations and tariffs.

         (c) Any input or information reasonably required by a Service Provider to perform Services pursuant to the provisions of this Agreement shall be provided by the Service Receiver in a manner consistent with the practices employed by the parties during the year prior to the execution of this Agreement. Should the failure to provide such input or information render the performance of the Services impossible or unreasonably difficult, the Service Provider may, upon written notice to the Service Receiver, refuse to provide such Services until such input or information is provided. To the extent reasonably required for the Service Provider's personnel to perform the Services, the Service Receiver shall provide the Service Provider's personnel with access to its equipment, office space and any other areas and equipment necessary for the provision of Services; provided that such access shall not unreasonably interfere with the Service Receiver's conduct of its business.

         (d) In providing Services, a Service Provider may, as it in its sole discretion deems necessary or appropriate, (i) use its personnel or that of other members of its Group, and (ii) employ the services of third parties to the extent such third party services are routinely utilized to provide similar services to other Service Provider businesses or are reasonably necessary for the efficient performance of any Services.

         (e) Nothing in this Agreement shall require a Service Provider to favour a Service Receiver over a business of the Service Provider or those of any member of its Group.

2.3      COMPENSATION

         Each Service Provider shall be compensated for the Services rendered by it under this Agreement as set forth in the applicable Exhibits hereto. Payments shall be made by the Service Receiver the thirtieth (30th) day of the month following the month in which such Services are performed either by cheque, wire transfer, intracompany netting or at such other times or by such other method(s) agreed to by the parties. The fees and charges to be set out in the Exhibits will be determined as follows:

         (i) charges for Services performed by a third party shall be based upon the incremental costs charged by such third party to the applicable Service Provider to perform those Services for the applicable Service Receiver;

         (ii) fees for Services provided by a Service Provider shall be based upon the estimated or actual costs of providing such Services to the applicable Service Receiver, which shall include a reasonable allocation of Service Provider's direct and indirect overhead costs (including, without limitation, employee salaries, benefits and other costs) which Service Provider estimates will be incurred or which are incurred in connection therewith, plus (unless otherwise agreed to by the Service Provider), a reasonable margin for profit. The determination of whether a margin for profit is reasonable shall be, to the extent practicable, based on the price an unaffiliated third party service provider would charge for the Services; and


         (iii) such other charges, fees, or commissions for Services provided shall be based on the methodology as set forth in the Exhibit or Exhibits for such Services.


                                    ARTICLE 3
                                 CONFIDENTIALITY

3.1      CONFIDENTIALITY OF INFORMATION

         (a) All Confidential Information (as hereinafter defined) disclosed by either of the parties to the other party hereunder is confidential and proprietary to such disclosing party. Each party, its affiliates, and subsidiaries and its or their officers, directors, employees, agents, consultants and contractors shall not use any of the Confidential
                  Information for any purpose other than as expressly permitted hereunder. Confidential Information furnished by either of the parties to the other party in connection with this Agreement (or previously disclosed prior to execution of this Agreement) and the transactions contemplated hereby will be kept in confidence by such other party, including its affiliates and subsidiaries and its or their officers, directors, employees, agents, consultants and contractors, in accordance with the policies of TD Bank and the Company, as applicable, for maintaining the confidence of its own information of similar content.

         (b) The term "Confidential Information" shall mean and include:

                  (i) All trade secrets, other confidential business information and other confidential information learned in the course of performance by either party of its obligations hereunder; and

                  (ii) Any information, data, software or computer programs which are disclosed by either party to the other party under or in contemplation of this Agreement.

         Confidential Information may be either the property of the disclosing party or information provided to the disclosing party by a corporate affiliate of the disclosing party or by a third party.

         (c) Notwithstanding the foregoing, the term "Confidential Information" shall not include information which:

                  (i) is or becomes part of the public domain other than by way of a breach of this Agreement or through the fault of the receiving party;



                  (ii) is or becomes available to the receiving party from a source other than the disclosing party, which source has no obligation of confidentiality to the disclosing party in respect thereof;

                  (iii)    is   required by law, regulation or court order to be
                           disclosed by such party, in the opinion of its counsel, provided that prior notice of such disclosure has been given to the other party when legally permissible, upon sufficient notice in order to permit the other party to take such legal action to prevent the disclosure as it deems reasonable, appropriate or necessary; or

                  (iv)     the parties have mutually agreed may be disclosed.

         (d) This Section 3.1 shall survive any termination of this Agreement, in whole or in part, for five (5) years.

         (e) Upon the discovery of any inadvertent disclosure or unauthorized use of Confidential Information, or upon receiving notice of a prohibited disclosure or unauthorized use from the other party to this Agreement, the receiving party shall take all necessary actions to prevent any further inadvertent or prohibited disclosure or unauthorized use and, subject to Section 5.1, the disclosing party shall be entitled to pursue any remedy which may be available to it.

                                    ARTICLE 4
                               CONFLICT RESOLUTION

4.1      CONFLICT RESOLUTION

         Any dispute, controversy or claim relating to this Agreement (a "Dispute") shall initially be referred to the executive management of the parties to the Dispute who shall attempt to resolve such Dispute in good faith.

                                    ARTICLE 5
                      LIMITATION OF LIABILITY AND WARRANTY

5.1      LIMITATION

         (a) In the absence of gross negligence or reckless or wilful misconduct on a Service Provider's part, and whether or not it is negligent, such Service Provider shall not be liable for any Losses arising out of any actual or alleged injury, loss or damage of any nature whatsoever in providing or failing to provide Services to a Service Receiver. Notwithstanding anything to the contrary contained herein, in the event a Service Provider commits an error with respect to or incorrectly performs or fails to perform any Service, at Service Receiver's request, such Service Provider shall use reasonable efforts to correct such error, re-perform or perform such Service; provided that the Service Provider shall have no obligation to recreate any lost or destroyed data to the extent the same cannot be cured by the reperformance of the Service in question.

         (b) Service Provider's liability for damages to Service Receiver for any cause whatsoever, and regardless of the form of action, whether in contract or in tort, including negligence, gross negligence or wilful misconduct, shall be limited to the payments made hereunder for the specified Service that allegedly caused the damage during the period in which the alleged damage was incurred by the Service Receiver. In no event shall the Service Provider be liable for any damages caused by the Service Receiver's failure to perform the Service Receiver's responsibilities hereunder. A Service Provider will not be liable to a Service Receiver for any act or omission of any other entity (other than due to a default by Service Provider in any agreement between Service Provider and such other entity) furnishing any Service.

         (c)      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED
                  HEREIN OR AT LAW OR IN EQUITY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING
                  THE PROVISION OF OR THE FAILURE TO PROVIDE THE SERVICES.

                                    ARTICLE 6
                              TERM AND TERMINATION

6.1      TERM AND TERMINATION

         (a) Unless earlier terminated as provided below, this Agreement shall take effect upon the date first written above and shall remain in effect until the later of: (i) the date specified by TD Bank or the Company for the termination of this Agreement in a notice given by TD Bank or the Company, as applicable, to the other, or (ii) the first anniversary of the date such notice is given.

         (b) In addition, this Agreement may be terminated, in whole or in part, upon the following conditions (but reserving all other remedies and rights hereunder, in whole or in part, and otherwise available in law or in equity) immediately by TD


                  Bank or the Company by the giving of written notice to the other, without any prior notice, upon the occurrence of one or more of the following events:

                  (i) the other entering into proceedings in bankruptcy or insolvency;

                  (ii) the other making an assignment for the benefit of creditors;

                  (iii) a petition being filed in respect of the other under a bankruptcy law, a corporate reorganization law, or any other law for relief as a debtor or having a similar purpose or effect and such petition is not vacated within thirty (30) business days from the date of filing.; or

                  (iv) the other enters into liquidation, dissolution or other similar proceedings.


                                    ARTICLE 7
                                  MISCELLANEOUS

7.1      FURTHER ASSURANCES

         Each party will, from time to time and at all times after the Effective Time, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

7.2      ENTIRE AGREEMENT

         The provisions contained in any and all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict, the provisions of this Agreement shall prevail.

7.3      GOVERNING LAW

         This Agreement shall be subject to and interpreted, construed and enforced in accordance with the laws of Ontario and the laws of Canada applicable therein and shall be treated as a contract made in Ontario. The parties irrevocably attorn and submit to the jurisdiction of the courts of Ontario and courts of appeal therefrom in respect of all matters arising out of this Agreement.

7.4      ASSIGNMENT, ENUREMENT, ETC.

         No party to this Agreement shall have the right to assign or otherwise transfer its rights or obligations under this Agreement, except with the prior written consent of the other party hereto. This Agreement shall be binding upon and enure to the benefit of the members of TD Group and the members of Waterhouse Group, all of which shall be considered to be parties to this Agreement and their respective successors and permitted assigns.

7.5      TIME OF ESSENCE

         Time shall be of the essence in this Agreement.

7.6      NOTICES

         The addresses and fax number of each party for notices shall be as follows:

         TD Bank     o

                     Attention:  o
                     Fax:        o


         Company:    o

                     Attention:  o

                     Fax:        o

         Copy to:    o

                     Attention:  o

                     Fax:        o

         Any notice, communication or statement (a "notice") required, permitted or contemplated hereunder shall be in writing and shall be delivered as follows:

         (a) by delivery to a party between 8:00 a.m. and 4:00 p.m. local time on a Business Day at the address of such party for notices, in which case the notice shall be deemed to have been received by that party when it is delivered; or

         (b) by telecopier to a party to the telecopier number of such party for notices, in which case, if the notice was telecopied prior to 4:00 p.m. local time on a Business Day the notice shall be deemed to have been received by that party when it was telecopied and if it was faxed on a day which is not a Business Day or is faxed after 4:00 p.m. local time on a Business Day, it shall be deemed to have been received on the next following Business Day.


         A party may from time to time change its address for service or its fax number for service by giving written notice of such change to the other party.

7.7      INVALIDITY OF PROVISIONS

         If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

         (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

         (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

7.8      WAIVER

         No waiver by any party of any breach (whether actual or anticipated) of any of the provisions contained herein shall take effect or be binding upon that party unless the waiver is expressed in writing by a duly authorized representative of that party. Any waiver so given shall extend only to the particular breach so waived and shall not limit or affect any rights with respect to any other or future breach.

7.9      REMEDIES GENERALLY

         No failure on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or in law or in equity or by statute or otherwise conferred.

7.10     AMENDMENT

         This Agreement including any Exhibits hereto, shall not be varied in its terms or amended by oral agreement or by representations or otherwise other than by an instrument in writing dated subsequent to the date hereof, executed by a duly authorized representative of each party.

7.11     COUNTERPART EXECUTION

         This Agreement may be executed in counterpart and all executed counterparts together shall constitute one agreement.



7.12     AGENCY

         The parties acknowledge and agree that TD Bank and the Company have entered into the Agreement on their own behalf and as agent for and on behalf of the other members of their respective Groups (whether or not formally appointed as agent on or before the date of this Agreement) and it is the express intention of the parties that TD Bank and the Company on behalf of their respective Groups, or the members of their respective Groups themselves, may exercise and enforce all their rights and remedies provided herein in the same manner as if each were a signatory hereto. TD Bank and the Company shall be generally entitled to deal with the other on behalf of the members of their respective Groups in respect of all matters concerning this Agreement without any obligation whatsoever to investigate the authority of TD Bank or the Company, as applicable, and notwithstanding anything contained herein, TD Bank and the Company will continue to be bound by all of their obligations under this Agreement as if no such agency relationship existed and shall remain liable to perform the obligations of the other members of their respective Groups hereunder to the extent that such persons fail to do so.

7.13     FORCE MAJEURE

         No party shall be liable for any failure of or delay in the performance of this Agreement or any Services hereunder for the period that such failure or delay is due to acts of God, public enemy, war, strikes or labour disputes, or any other cause beyond the parties' reasonable control.

7.14     SERVICES NOT TRANSFER

         For the avoidance of all doubt, the parties hereto acknowledge and agree that this Agreement is for the provision of services and no transfer or conveyance of property of one party to another arises hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

THE TORONTO-DOMINION BANK               TD WATERHOUSE GROUP INC.


Per:                                    Per:

Per:                                    Per:

                                TABLE OF CONTENTS

ARTICLE 1
         INTERPRETATION......................................................................................2
         1.1      Definitions................................................................................2
         1.2      Article, Section, Exhibit and Schedule References..........................................3
         1.3      Interpretation Not Affected by Headings....................................................3
         1.4      Included Words.............................................................................3
         1.5      Exhibits...................................................................................3
         1.6      Effective Time of Agreement................................................................4
         1.7      Replacement of Portion of the 1996 Service Agreement.......................................4

ARTICLE 2
         SERVICES AND COMPENSATION...........................................................................4
         2.1      Services Provided..........................................................................4
         2.2      Performance of Services....................................................................5
         2.3      Compensation...............................................................................6

ARTICLE 3
         CONFIDENTIALITY.....................................................................................7
         3.1      Confidentiality of Information.............................................................7


         ARTICLE 4
         CONFLICT RESOLUTION.................................................................................8
         4.1      Conflict Resolution........................................................................8

ARTICLE 5
         LIMITATION OF LIABILITY AND WARRANTY................................................................8
         5.1      Limitation.................................................................................8

ARTICLE 6
         TERM AND TERMINATION................................................................................9
         6.1      Term and Termination.......................................................................9

ARTICLE 7
         MISCELLANEOUS......................................................................................10
         7.1      Further Assurances........................................................................10
         7.2      Entire Agreement..........................................................................10
         7.3      Governing Law.............................................................................10
         7.4      Assignment, Enurement, Etc................................................................11
         7.5      Time of Essence...........................................................................11
         7.6      Notices...................................................................................11

         7.7      Invalidity of Provisions..................................................................12
         7.8      Waiver....................................................................................12
         7.9      Remedies Generally........................................................................12
         7.10     Amendment.................................................................................12
         7.11     Counterpart Execution.....................................................................13
         7.12     Agency....................................................................................13
         7.13     Force Majeure.............................................................................13
         7.14     Services Not Transfer.....................................................................13